                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the
    Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 RADIOLOGIX, INC
                (Name of Registrant as Specified In Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ________________________________________________

    (2) Form, Schedule or Registration Statement No.: __________________________

    (3) Filing Party: __________________________________________________________

    (4) Date Filed: ____________________________________________________________

                               [Radiologix Logo]

                                3600 Chase Tower
                                2200 Ross Avenue
                              Dallas, Texas 75201
                            Telephone (214) 303-2776

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 19, 2001

To the Stockholders of Radiologix, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Radiologix, Inc., a Delaware corporation (the "Company"), will be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201, on Wednesday, September 19, 2001, at 8:00 a.m., Dallas, Texas time, for the following purposes:

          (1) To elect five (5) persons to serve as directors until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

          (2) To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for fiscal year 2001.

          (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on August 3, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on August 3, 2001 are entitled to notice of, and to vote at, such meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination at the corporate office of the Company located at 3600 Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201, for ten days prior to and during the meeting.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO FILL OUT, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            /s/ Paul M. Jolas

                                            Paul M. Jolas
                                            General Counsel, Executive Vice
                                            President and Secretary
Dallas, Texas
August 14, 2001

                                RADIOLOGIX, INC.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 19, 2001

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Radiologix, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, September 19, 2001, at 8:00 a.m. (the "Annual Meeting") and at any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201. The Company's phone number is
(214) 303-2776. The approximate date on which this Proxy Statement, the accompanying proxy card and a copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, are first being sent or given to stockholders is August 17, 2001.

RECORD DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on August 3, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the Record Date, 19,507,428 shares of the Company's Common Stock, par value $.0001 per share ("Common Stock") were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company (Paul M. Jolas) at or before the taking of the vote at the Annual Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Secretary of the Company, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

     Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the stockholders at the Annual Meeting. Cumulative voting for the election of directors is not permitted.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegraph or letter.

QUORUM; ABSTENTIONS, BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matters.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Brokers who hold shares in street name for customers generally may not vote on certain matters unless they have received instructions from beneficial owners. Brokers who do not receive instructions, however, may vote on the election of directors and the proposal to ratify the appointment of the independent public accountants. As used herein, "broker non-votes" means the votes that could have been cast on other matters by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in this manner. Accordingly, a broker non-vote will not have any effect on the outcome of the voting on proposals other than the proposal to ratify the appointment of the independent public accountants.

     The affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Annual Meeting is required to elect the directors, and (ii) the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP. Uninstructed shares held by brokers are entitled to vote on the appointment of Arthur Andersen LLP. Therefore, broker non-votes will have the effect of negative votes on this matter.

     With regard to the election of directors, votes may be cast in favor or withheld; abstentions and broker non-votes will be excluded entirely from the vote and will have no effect.

                       PROPOSAL I: ELECTION OF DIRECTORS

NOMINEES

     The Company's Board of Directors (the "Board") currently consists of six persons. Simultaneously with the commencement of the Annual Meeting and the election of directors, the size of the Board is being reduced to five directors because John W. Colloton and Less T. Chafen, M.D. are retiring. All five positions on the Board are to be elected at this meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in favor of the nominees set forth below. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below.

                                                                             DIRECTOR
NAME                               AGE           CURRENT POSITION             SINCE
----                               ---           ----------------            --------
Paul D. Farrell(1)...............  38    Director                               2000
Joseph C. Mello..................  42    Nominee                             Nominee
Derace L. Schaffer, M.D.(2)......  54    Director                               1996
Michael L. Sherman, M.D.(2)......  59    Director                               1997
Mark L. Wagar....................  50    Chairman of the Board, Chief           1998
                                           Executive Officer and Director

---------------

(1) Member of the Audit Committee of the Board

(2) Member of the Compensation and Stock Plan Administration Committee of the Board

     Paul D. Farrell (CFA) has been a director of the Company since June 2000. Mr. Farrell is a partner with WR Capital Partners, an investment partnership focused on leveraged investments in private and public small capitalization companies. WR Capital was formed by former partners of Wesray Capital. Mr. Farrell joined WR Capital Partners in February 2000. Prior to joining WR Capital Partners, Mr. Farrell was employed at Goldman Sachs & Co. from August 1991 through February 2000, where he was a Managing Director, and Chief Investment Officer of the U.S. value investment team and guided portfolio construction and investment research for Goldman Sachs Asset Management's institutional and mutual fund accounts. Prior to joining Goldman Sachs & Co. in 1991, Mr. Farrell served as a Managing Director at Plaza Investments, the investment subsidiary of GEICO Corp., a major Insurance company. From June 1986 through January 1991, Mr. Farrell was employed by Goldman Sachs & Co. as a Vice President in the investment research department and was responsible for the formation of the firm's Emerging Growth Research Group. Mr. Farrell received his B.A. and M. A. in Economics from Yale University in 1985. Mr. Farrell also serves as a director of iClips, Inc., a private company.

     Joseph C. Mello has been Chief Operating Officer of Davita, Inc., a public company engaged in the business of owning and operating dialysis centers, since June 2000. Prior to joining Davita, Inc., Mr. Mello served as President and Chief Executive Officer of Vivra Asthma & Allergy from April 1998. From August 1994 to April 1998, Mr. Mello held various positions with MedPartners, Inc., including Senior Vice President/ Chief Operating Officer -- Southeastern region from March 1997 to April 1998. Prior to joining MedPartners, Mr. Mello was a partner with KPMG LLP, from 1984 to 1994.

     Derace L. Schaffer, M.D is a founder and director of Radiologix, Inc. Dr. Schaffer is the Chairman and CEO of The IDE Group, P.C., one of the radiology practices with which Radiologix has a contractual relationship. Dr. Schaffer is also CEO and President of the Lan Group, a venture capital firm. He is director of Allion, Inc. and founder and Chairman of Patient InfoSystems, Inc., both public companies. Dr. Schaffer is a member of the board of directors at Logisticare, Inc.; a founder and Director of CardSystems, Inc.; and founder and Chairman of MedEView, Inc. Dr. Schaffer is a board certified Radiologist. He received his postgraduate radiology training at the Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society, and is Clinical Professor of Radiology at the University of Rochester School of Medicine.

     Michael L. Sherman, M.D. has been a director of Radiologix, Inc. since 1997. Dr. Sherman served as President from 1995-2001 and is currently Chairman of the Board of Advanced Radiology, P.A., a large 80-person radiology practice in Baltimore, Md. with which Radiologix has a contractual relationship. He is a Director of MedStar Health, a 7 hospital system in the Baltimore-Washington, D.C. market. Dr. Sherman attended Duke University and University of Maryland Medical School, where he also received his radiology training.

     Mark L. Wagar has served as Chairman and Chief Executive Officer of Radiologix, Inc. since June and May of 1998, respectively. Mr. Wagar was appointed President and Chief Executive Officer of Radio-logix, Inc. in May 1998 and served as President until February 2000 when Mr. Martin was appointed President. He was appointed a director and Chairman of Radiologix, Inc. in June 1998. Previously, he served as President and Chief Operating Officer of MedPartners, Inc. (now known as Caremark, Inc.); a publicly-traded health care services company providing pharmacy, disease management services and practice management services. Mr. Wagar joined MedPartners through its acquisition of Mullikin Medical Enterprises in 1995 where he was Chief Operating Officer. Prior to his position at Mullikin, he was President of CIGNA HealthCare of California. With over 27 years of healthcare executive experience, Mr. Wagar has served in a variety of public and private for-profit companies as well as in several not-for-profit hospitals. He received his B.A. from The Ohio State University in 1973 and a Masters of Science in healthcare administration in 1976 from The Ohio State University.

     There is no family relationship among any of the nominees or between any director or executive officer of the Company.

     Since July 1998, the Board has consisted of six directors. Simultaneously with the commencement of the Annual Meeting and the election of directors, the size of the Board is being reduced to five directors because John W. Colloton and Less T. Chafen, M.D. are retiring. Although the Company has not identified any candidate to serve as a director (other than those nominated herein), the Company desires to expand the Board. As a result, the Company may increase the size of the Board from time to time. These actions likely would be accomplished through Board action rather than through a special meeting of stockholders.

     The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director named above.

     THE BOARD RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                      MEETINGS OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board. The Board meets to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met 17 times during fiscal year 2000. During fiscal year 2000, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period.

     The Board has established Audit and Compensation and Stock Plan Administration Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during fiscal year 2000 are described below. The Board does not have a standing nominating committee.

     Audit Committee. The Audit Committee provides the opportunity for direct communications between the independent public accountants and the Board. The Audit Committee meets with the certified public accountants periodically to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures. The members of the Audit Committee are Messrs. John W. Colloton and Paul D. Farrell. The Audit Committee met two times during fiscal year 2000.

     Compensation and Stock Plan Administration Committee. The Compensation and Stock Plan Administration Committee (the "Compensation Committee") provides recommendations to the Board regarding salaries and other compensation of executive officers of the Company. The members of the Compensation Committee are Mr. Colloton and Drs. Schaffer and Sherman. The Compensation Committee met two times during fiscal year 2000.

                  PROPOSAL II: RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP as the independent public accountants of the Company for fiscal year 2001, subject to stockholder ratification. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Arthur Andersen LLP.

     THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of August 3, 2001, certain information with regard to beneficial ownership of the Common Stock by (i) all persons known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director and nominee for director of the Company, (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all shares shown in the table below are held with sole voting and investment power by the person or entity indicated. See "Executive Compensation -- Stock Option Grants and Exercises" for disclosures regarding options that are not currently exercisable.

                                                                      PERCENTAGE OF OUTSTANDING
                                             SHARES OF COMMON STOCK         COMMON STOCK
NAME(1)                                      BENEFICIALLY OWNED(2)      BENEFICIALLY OWNED(%)
-------                                      ----------------------   -------------------------
Mark L. Wagar(3)...........................          423,333                     2.2
Mark S. Martin(4)..........................          306,665                     1.6
Sami S. Abbasi(5)..........................           20,417                       *
Paul M. Jolas(6)...........................          225,664                     1.2
Derace L. Schaffer, M.D.(7)................          692,308                     3.5
Joseph C. Mello............................            4,000                       *
Paul D. Farrell(8).........................           87,500                       *
Less T. Chafen, M.D.(9)....................           73,992                       *
John W. Colloton(10).......................           36,666                       *
Michael L. Sherman, M.D.(11)...............          133,734                       *
All directors and executive officers as a
  group (ten persons)(12)..................        2,004,279                    10.3%

---------------

  *  Less than one percent.

 (1) The address of all persons named in the table is c/o Radiologix, Inc., 3600 Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise or conversion of stock options or other securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding and to be beneficially owned by the person holding such option or security for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

 (3) Includes 423,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

 (4) Includes 296,665 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

 (5) Includes 20,417 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

 (6) Includes 219,664 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

 (7) Includes exercisable options to purchase 26,666 shares of Common Stock in connection with service as a director of the Company exercisable within 60 days.

 (8) Includes exercisable options to purchase 12,500 shares of Common Stock in connection with service as a director of the Company exercisable within 60 days. Also includes 4,000 shares owned directly by Mr. Farrell's parents, Richard P. and Helen L. Farrell with which Mr. Farrell shares investment control. Mr. Farrell disclaims beneficial ownership of the shares owned by Richard P. and Helen L. Farrell.

 (9) Includes exercisable options to purchase 36,666 share of Common Stock in connection with service as a director of the Company exercisable within 60 days.

(10) Includes exercisable options to purchase 36,666 shares of Common Stock in connection with service as a director of the Company exercisable within 60 days.

(11) Includes exercisable options to purchase 46,666 shares of Common Stock in connection with service as a consultant to and a director of the Company exercisable within 60 days.

(12) Includes 1,119,243 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely upon its review of the copies of such forms received by it, the Company believes that all such reports were submitted on a timely basis during fiscal year 2000.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information with respect to each executive officer of the Company including their respective ages as of August 3, 2001 and the positions held with the Company.

NAME                                    AGE                   POSITION
----                                    ----                  --------
Mark L. Wagar.........................   50    Chairman of the Board, Chief Executive
                                                 Officer and Director
Mark S. Martin........................   41    President and Chief Operating Officer
Sami S. Abbasi........................   36    Executive Vice President and Chief
                                                 Financial Officer
Paul M. Jolas.........................   37    Executive Vice President, General
                                               Counsel and Secretary

     Messrs. Wagar, Martin, Abbasi and Jolas serve pursuant to employment agreements. Set forth below is biographical information regarding each executive officer who is not a nominee for election as a director.

     Mark S. Martin was promoted to President from Senior Vice President in February 2000, and has served as Chief Operating Officer of Radiologix, Inc. since June 1996. From January 1993 through June 1996, Mr. Martin served as Executive Vice President of Practice Management Development and Support for Medaphis Physician Services Corporation, a subsidiary of Medaphis Corporation (currently known as PerSe Technologies, Inc.), a publicly-traded company which provides business and information services to physicians, physician group practices and hospitals. From October 1987 through December 1992, he served as Vice President of Financial Services for CompMed, Inc., a company which provided comprehensive management and administrative services to hospital-based physicians and physician groups, with a primary emphasis on radiology. From 1982 through 1987, Mr. Martin was employed by KPMG Peat Marwick as a tax manager. Mr. Martin was licensed as a Certified Public Accountant in 1982. He received his B.A. in accounting from Capital University.

     Sami S. Abbasi rejoined Radiologix, Inc. as Chief Financial Officer and Executive Vice President on December 13, 2000. From January 2000 through June 2000, Mr. Abbasi served as Chief Financial Officer and Chief Operating Officer of Adminiquest, Inc., a private company, which provided web-enabled and full-service outsourcing solutions to the insurance and benefits industry. From August 1996 through December 1999, Mr. Abbasi served as Chief Financial Officer and Senior Vice President of Radiologix, Inc. From January 1995 through July 1996, Mr. Abbasi served as Vice President in the Health Care Group of Robertson, Stephens and Company, where he was responsible for investment banking business development and the execution of a broad range of corporate finance transactions and mergers and acquisitions. From June 1988 through January 1995, Mr. Abbasi held various positions at Citicorp Securities, including Vice President and Senior Industry Analyst in the Health Care Group. Mr. Abbasi received his M.B.A. from the University of Rochester and his B.A. in Economics from the University of Pennsylvania.

     Paul M. Jolas was promoted to Executive Vice President from Senior Vice President in December 2000 and has served as General Counsel of Radiologix, Inc. since August 1996 and as Secretary since October 1996. From September 1989 through July 1996, Mr. Jolas was an attorney with the law firm of Haynes and Boone, LLP in Dallas, Texas, where he practiced in the corporate finance section and was responsible for a broad range of corporate and securities transactions including numerous initial and secondary public offerings of equity and debt securities, mergers and acquisitions and public company reporting requirements. Mr. Jolas received his J.D. from Duke University School of Law and his B.A. in economics from Northwestern University.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for fiscal years 2000, 1999 and 1998 with respect to those persons who were, during fiscal year 2000, (i) the Chief Executive Officer and (ii) the other four executive officers of the Company (collectively, with the Chief Executive Officer, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                                             ANNUAL COMPENSATION(1)     SECURITIES
                                                             -----------------------    UNDERLYING
NAME AND PRINCIPAL POSITION                           YEAR     SALARY       BONUS        OPTIONS
---------------------------                           ----   ----------   ----------   ------------
Mark L. Wagar.......................................  2000    $415,475     $ 60,000      120,000
  Chairman of the Board and                           1999     398,269           --      100,000
  Chief Executive Officer                             1998     212,131      106,800      500,000
Mark S. Martin......................................  2000    $294,705     $ 39,542      100,000
  President and                                       1999     233,442           --       30,000
  Chief Operating Officer                             1998     188,782      145,000       50,000
Sami S. Abbasi(2)...................................  2000    $ 38,087     $     --           --
  Executive Vice President and                        1999     233,442           --       30,000
  Chief Financial Officer                             1998     185,108      130,000       50,000
Paul M. Jolas.......................................  2000    $195,631     $ 27,000       58,000
  Executive Vice President,                           1999     179,018           --       20,000
  General Counsel and Secretary                       1998     149,038      110,000       35,000
David W. Young(3)...................................  2000    $186,106     $ 24,750       50,000
  Vice President -- Finance,                          1999     135,538           --       15,000
  Controller and Treasurer                            1998     110,096       40,000       30,000

---------------

(1) Perquisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus, in accordance with regulations promulgated by the Securities and Exchange Commission; therefore, the Other Annual Compensation Column has not been included in this table.

(2) Mr. Abbasi was appointed Executive Vice President and Chief Financial Officer on December 13, 2000.

(3) Mr. Young resigned effective December 22, 2000.

STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth certain information concerning options granted in fiscal year 2000 to the Company's Named Executive Officers. The Company had outstanding 2,530,455 options for the purchase of Common Stock as of December 31, 2000. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 2000.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                              INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                        -------------------------------------------------------------      VALUE AT ASSUMED
                        NUMBER OF                                                        ANNUAL RATE OF STOCK
                        SECURITIES   PERCENT OF TOTAL                                   PRICE APPRECIATION FOR
                        UNDERLYING   OPTIONS GRANTED    EXERCISE OR                         OPTION TERM(2)
                         OPTIONS     TO EMPLOYEES IN    BASE PRICE                      -----------------------
NAME                    GRANTED(1)     FISCAL YEAR       ($/SH)(1)    EXPIRATION DATE     5%($)        10%($)
----                    ----------   ----------------   -----------   ---------------   ----------   ----------
Mark L. Wagar.........   120,000           16.5%           $3.75         01/06/10        $283,003     $717,184
Mark S. Martin........   100,000           13.8             3.75         01/06/10         235,835      597,653
Sami S. Abbasi(3).....        --             --               --               --              --           --
Paul M. Jolas.........    58,000            8.0             3.75         01/06/10         136,785      346,639
David W. Young(4).....    50,000            6.9             3.75         01/06/10         117,918      298,827

---------------

(1) The option exercise price may be paid in shares of Common Stock owned by the Named Executive Officer, in cash, or in any other form of valid consideration as determined by the Compensation Committee in its discretion.

(2) The dollar amounts in these columns represent the potential realizable value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the market price of Common Stock appreciates in value from the date of grant at assumed annual rates of 5% and 10% (compounded annually) until the end of the ten (10)-year term. These assumed rates of appreciation are prescribed by the rules and regulations of the Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods.

(3) Mr. Abbasi joined the Company effective December 13, 2000.

(4) Mr. Young resigned effective December 22, 2000. Mr. Young's options are no longer exercisable.

     The following table sets forth certain information concerning options exercised in fiscal year 2000 by the Named Executive Officers.

         AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND YEAR-END VALUES

                                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                  OPTIONS AT FISCAL YEAR-              AT FISCAL
                                                                          END(#)                    YEAR-END($)(3)
                            SHARES ACQUIRED        VALUE        ---------------------------   ---------------------------
NAME                       ON EXERCISE(#)(1)   REALIZED($)(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------------   --------------   -----------   -------------   -----------   -------------
Mark L. Wagar............           --                 --         315,333        404,667       $ 27,500       $122,500
Mark S. Martin...........           --                 --         254,889        140,111        586,374        148,001
Sami S. Abbasi(4)........        3,160            $13,430              --             --             --             --
Paul M. Jolas............           --                 --         188,794         91,206        445,445         99,930
David W. Young(5)........           --                 --              --             --             --             --

---------------

(1) Includes all exercises during calendar year 2000.

(2) The value realized equals the fair market value of the Common Stock acquired on the date of exercise minus the exercise price.

(3) Based on the closing price of the Common Stock of $5.00 per share, as of December 31, 2000, less the option exercise price. There is no guarantee that if and when these options are exercised they will have this value.

(4) Mr. Abbasi joined the Company effective December 13, 2000.

(5) Mr. Young resigned effective December 22, 2000. Mr. Young's options are no longer exercisable.

EMPLOYMENT CONTRACTS

     The Company has employment agreements with Messrs. Wagar, Martin, Abbasi and Jolas, each of whom receive annual salaries at the rate of $425,000, $325,000, $275,000 and $225,000, respectively. Each employment agreement has a term of one year with automatic successive one-year renewal periods. Each employment agreement provides that in the event of a termination of employment by the Company (i) other than for cause, (ii) upon disability or (iii) upon voluntary termination by employee due to an adverse change in duties, such employee shall be entitled to receive from the Company a payment equal to one-half of the amount of such employee's then current annual base salary to be paid in one lump sum (plus up to an additional six months of annual base salary to be paid on a monthly basis under certain circumstances), plus a payment for all accrued but unpaid wages and expense reimbursements. Such employment agreements provide that if the employee's employment terminates following a change in control transaction (as defined in such employment agreements) of the Company, the Company will pay such employee two times such employee's then current annual base salary. Each such employment agreement contains a covenant-not-to-compete with the Company for a period of one year following termination of employment.

COMPENSATION OF DIRECTORS

     Pursuant to the Company's Amended and Restated Bylaws, the members of the Board may be compensated in a manner and at a rate determined from time to time by the Board. Directors who are employees of the Company do not receive additional compensation for service as a director. Under the Company's 1996 Stock Option Plan, Directors who are not employees of the Company receive options to purchase 10,000 shares of Common Stock per year of service and $1,000 for each Board meeting attended in person and $500 for attendance via telephone. Directors are paid $500 for each committee meeting attended in person and $250 for attendance via telephone, unless the committee meeting is held on the same day as a Board meeting.

                        REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     The Compensation Committee is composed of independent directors and advisors who are not employees of the Company and who qualify as disinterested persons for purposes of Section 16(b) under the Securities Act of 1934. The Compensation Committee is responsible for reviewing all aspects of the Company's executive compensation programs and administering the Company's 1996 Stock Option Plan. In addition, the Compensation Committee is responsible for reviewing and recommending to the Board policies and programs for the development of management personnel and management structure and organization. In fiscal year 2000, the members of the Compensation Committee were Mr. Colloton and Drs. Schaffer and Sherman. The Compensation Committee meets during the fiscal year to establish target base compensation levels for the Company's executive officers for that year and to finalize bonuses for the previous fiscal year with the concurrence of the Board.

     The Compensation Committee believes that compensation for the Company's employees, including Named Executive Officers, must be in amounts sufficient to attract, retain and motivate employees, while at the same time maintaining a productive relationship to the Company's service and financial performance. Moreover, the Compensation Committee believes that compensation decisions should foster career opportunities for, and aid the development of, employees and encourage and reward employees who put the Company's interests ahead of their own.

     The Company's compensation philosophy is based on the following general principles:

     - To achieve compensation levels for employees through base salaries and bonuses (based on Company and individual performance) to attract and retain the most qualified individuals.

     - To align employees' and stockholders' interests in maximizing stockholder value through the granting of options to purchase Common Stock of the Company.

COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

     The Company entered into an employment agreement with Mr. Wagar in May 1998, upon his appointment as President and Chief Executive Officer of the Company. Mr. Wagar's employment agreement, which was amended in 2000, establishes a base salary and provides for bonuses determined by the Compensation Committee. The other Named Executive Officers have similar agreements.

     In fiscal year 2000, the Board approved grants of stock options to Messrs. Wagar, Martin, and Jolas. In determining the number of shares to grant under these stock options, the Compensation Committee took into account the Company's performance, individual job performance, employee morale, and the Company's desire to retain Messrs. Wagar, Martin, and Jolas. No specific weights were assigned to any of the factors.

     In addition, during fiscal year 2000 the Compensation Committee and Board adopted a Company-wide cash compensation incentive program designed to encourage all employees to focus on results that will build sustainable value for patients, other customers, and stockholders. The program gives every employee an opportunity for additional cash compensation if results are favorable on a variety of factors including patient satisfaction, revenue growth, cash collections, and resource management. Senior managers and executive officers have an additional factor related to economic value added based on return on invested capital.

     For the Named Executive Officers, the Committee and Board also undertook a review of total cash compensation including base salary and bonus potential related to performance. An independent compensation consultant was retained, and comparisons with public companies of similar size and business characteristics were reviewed. Target ranges of compensation were adopted for the Named Executive Officers that allow for competitive compensation if levels of operating and service performance are favorable. Performance related bonuses are considered annually for the Named Executive Officers based on the factors listed above in this report and individual performance.

     Adjustments in base compensation for the Named Executive Officers were made based on the survey results and individual reviews. Mid year discretionary bonuses were paid related to progress toward internal goals set by the CEO in 1999, and retention to assure completion of key objectives important to the Company's long-term progress. Using the performance factors adopted by the Committee and Board, no performance bonuses were paid for operating and service performance related to year-end 2000 results.

                                            Members of the Compensation
                                            Committee:

                                            John W. Colloton
                                            Derace L. Schaffer, M.D.
                                            Michael L. Sherman, M.D.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the tax deduction of a public company to $1,000,000 for compensation paid to its chief executive officer or any of its four other highest paid officers. The Company has not adopted a policy with respect to annual executive compensation in excess of $1,000,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                           IN COMPENSATION DECISIONS

     Mr. Colloton and Drs. Schaffer and Sherman comprise the Compensation Committee. None of the foregoing individuals serving on the Compensation Committee are or have been officers or employees of any entity on which any executive officer of the Company or its subsidiaries serves as a director or a member of the compensation committee.

                              CERTAIN TRANSACTIONS

     The Company and Michael L. Sherman, M.D., a director of the Company, entered into a consulting agreement in August 1996. This consulting agreement expired by its own terms in November 2000. Dr. Sherman received annual compensation of $100,000 during the term of the consulting agreement. On January 26, 1998, the Company granted Dr. Sherman 5,000 options with an exercise price of $12.00 per share. The Company also agreed to nominate Dr. Sherman for election to the Board at the 1998 and 1999 annual meetings of stockholders.

     During fiscal year 2000, Advanced Radiology, P.A. (the radiology group for which Dr. Sherman serves as Chairman), The IDE Group, P.C. (the radiology group for which Dr. Schaffer serves as President and Chief Executive Officer) and PIC Medical Group, Inc. (the radiology group for which Dr. Chafen serves as President) paid the Company $63,290,389, $30,127,026 and $13,607,533 respectively, in service fees pursuant to the agreements between the Company and each respective radiology group.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") operates under a written charter (Exhibit A) adopted by the Board of Directors on June 28, 2000 in accordance with applicable rules of the Securities and Exchange Commission and the American Stock Exchange. The members of the Audit Committee are Paul D. Farrell and John W. Colloton.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent public accountants.

     In this context, the Audit Committee has met and held discussions with management of the Company, who represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent public accountants. The Audit Committee also discussed with the independent public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent public accountants their independence.

     Based upon the Audit Committee's discussion with management and the independent public accountants, and the Audit Committee's review of the representation of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission. The Audit Committee also recommended that Arthur Andersen LLP be retained as the Company's independent public accountants for the 2001 fiscal year.
                                            Members of the Audit Committee:
                                            Paul D. Farrell (Chairman) John W.
                                            Colloton

                          INDEPENDENT ACCOUNTANT FEES

     Fiscal 2000 Audit Firm Fee Summary. During fiscal year 2000, the Company retained Arthur Andersen LLP to provide services in the following categories and amounts:

Audit Fees..................................................   $215,000
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees*.............................................   $458,000

---------------

* Includes accounting, transaction, and SEC consulting, Tax services (compliance/returns), and tax services (consulting)

     The Audit Committee has considered those services provided by Arthur Andersen LLP for the Company not provided in conjunction with the audit and review of its consolidated financial statements and has determined that such services are compatible with maintaining the independence of Arthur Andersen LLP.

                             STOCKHOLDER PROPOSALS

     Pursuant to the rules of the Securities and Exchange Commission, for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting of Stockholders, such proposals must be received by the Company at its principal executive offices no later than February 15, 2002. Such proposals should be directed to Radiologix, Inc., 3600 Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201, Attention: Chief Executive Officer. We will consider a stockholder proposal submitted outside Rule 14a-8 untimely if we receive the proposal after April 15, 2002.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Common Stock over the period commencing November 21, 1997 (the first day after the effective date of the IPO) and ending December 31, 2000, with PPM Industry Index, Single Specialty PPM Index and the S&P 500. Each index assumes $100 invested at the close of trading on November 21, 1997 and reinvestment of dividends. The Company believes that the information provided has only limited relevance due to the very short period of time during which the Company has been public.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                           YEAR ENDING DECEMBER 2000

                              (PERFORMANCE GRAPH)

---------------------------------------------------------------------------------
                                 November
                                   1997      1997      1998      1999      2000
---------------------------------------------------------------------------------
 Radiologix Inc.       Cum $     $100.00    $95.55    $56.74    $39.33    $ 44.94
 S & P 500             Cum $     $100.00    $106.43   $136.84   $165.64   $150.56
 PPM Index             Cum $     $100.00    $95.47    $23.49    $17.31    $ 38.76
 Single Specialty
  PPM Index            Cum $     $100.00    $101.15   $69.56    $34.57    $ 60.37

---------------

Note: Data complete through last fiscal year.

Note: Corporate Performance Graph with peer group uses peer group only performance (excludes only company).

Note: Peer group indices use beginning of period market capitalization weighting.

                                    GENERAL

     The 2000 Annual Report to Stockholders, which includes the Company's Report on Form 10-K, is being mailed to the stockholders with this proxy statement. Copies of any exhibit(s) to the Form 10-K will be furnished on request and upon the payment of the Company's expenses in furnishing such exhibit(s). Any request for exhibits should be in writing addressed to Paul M. Jolas, General Counsel, Executive Vice President and Secretary, Radiologix, Inc., 3600 Chase Tower, 2200 Ross Avenue, Dallas, Texas 75201. The Annual Report does not form any part of the material for the solicitation of proxies.

                                 OTHER BUSINESS

     Management knows of no other matter that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Company may recommend.

                                            BY ORDER OF THE BOARD
                                            OF DIRECTORS,

                                            /s/ Paul M. Jolas

                                            Paul M. Jolas
                                            General Counsel, Executive Vice
                                            President and Secretary

August 14, 2001

                                                                       EXHIBIT A

                                RADIOLOGIX, INC.

                            AUDIT COMMITTEE CHARTER

                                   ARTICLE I

                                    PURPOSE

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the financial accounting and reporting practices of the Company. The Audit Committee's primary responsibilities are to serve as an independent and objective party to review the Company's auditing, accounting and financial reporting processes. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in
Article IV of this charter.

                                   ARTICLE II

                                  COMPOSITION

     The Audit Committee shall be comprised of three or more independent directors as determined by the Board. The Board shall also designate a chairperson for the Audit Committee. Each member of the Audit Committee shall be independent of management of the Company, and shall have no relationship that might, in the business judgment of the Board, interfere with the exercise of his or her independent judgment. Each member of the Audit Committee shall be financially literate, with at least one member having accounting or related financial management expertise. The members of the Audit Committee shall satisfy at all times the requirements for audit committee membership of any exchange on which the Company's securities are listed or of any applicable law. The Board will determine, in its business judgment, whether the members of the Audit Committee satisfy all such requirements.

                                  ARTICLE III

                                    MEETINGS

     The Audit Committee shall meet regularly and as circumstances dictate. Regular meetings of the Audit Committee may be held without notice at such times and at such places as shall from time to time be determined by the chairperson of the Audit Committee, or the president or secretary of the Company. Special meetings of the Audit Committee may be called by or at the request of any member of the Audit Committee, any of the Company's executive officers, or the Company's internal or independent auditors, in each case on at least twenty-four hours notice. Management, internal and independent auditors, and the Company's legal counsel may attend each meeting or portions thereof as required by the Audit Committee.

     A majority of the Audit Committee members shall constitute a quorum for the transaction of the committee's business. Unless otherwise required by applicable law, the Company's Articles of Incorporation or bylaws, or the Board of Directors, the Audit Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. The Audit Committee may also take action by a written instrument signed by all of the members of the Audit Committee. Members of the Audit Committee may participate in committee proceedings by means of conference telephone or similar communications equipment so long as all persons participating in the proceedings can hear the others, and such participation shall constitute presence in person at such proceedings.

                                   ARTICLE IV

                                RESPONSIBILITIES

     The Audit Committee's role is one of oversight. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. Management is responsible for preparing the Company's financial statements. The Company's independent auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

          1. Provide an open avenue of communications between the internal and independent auditors and the Board of Directors, including such private sessions with the internal and independent auditors as the Audit Committee may deem appropriate.

          2. Receive and review reports from management relating to the Company's financial reporting process, published financial statements and/or major disclosures and the adequacy of the Company's system of internal controls.

          3. Receive and review reports from management and the Company's legal counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

          4. Receive and review reports from internal auditors relating to major findings and recommendations from internal audits conducted company-wide. Consult with and review reports from internal auditors relating to on-going monitoring programs.

          5. Inquire of management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

          6. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

          7. The Board of Directors shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Audit Committee will:

        - Recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification.

        - Determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company including all non-audit services and fees.

        - Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.

        - Recommend that the Board take appropriate action in response to the independent auditors' statement to ensure the independence of the independent auditors.

          8. Meet with independent auditors and review their report to the Audit Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

          9. Receive and review reports from both the internal and independent auditors relating to plans for the audit of the Company's information technology procedures and controls.

          10. Review with the internal and independent auditors the coordination of their respective audit activities.

          11. Prepare a report, for inclusion in the Company's annual proxy statement, disclosing that the Audit Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the report whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          12. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions to the charter are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.

                                   ARTICLE V

                                 MISCELLANEOUS

     The Audit Committee may perform any other activities consistent with this charter, the Company's Articles of Incorporation and Bylaws or governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                            As Approved by the Board of
                                            Directors
                                            of Radiologix, Inc.

June 28, 2000

                                RADIOLOGIX, INC.
                                3600 CHASE TOWER
                                2200 ROSS AVENUE
                               DALLAS, TEXAS 75201

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 19, 2001

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned stockholder(s) of Radiologix, Inc., a Delaware corporation (the "Company"), hereby appoints Mark L. Wagar and Paul M. Jolas, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201, at 8:00 A.M., local time, on Wednesday, September 19, 2001, and at any adjournment thereof.

                           (continued on reverse side)

------------------------------------------------------- * FOLD AND DETACH HERE *

                               FORM OF PROXY CARD

Election of Directors

                                             WITHHOLD             NOMINEES: Paul D. Farrell; Joseph C. Mello;
                  FOR all nominees listed    AUTHORITY            Derace L. Schaffer, M.D.; Michael L. Sherman, M.D.; and
                  to the right (except       to vote for all      Mark L. Wagar
                  as indicated to the        nominees listed
                  contrary)                  to the right         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

Ratification of the appointment of Arthur Andersen LLP as         In their discretion, such attorneys-in-fact and proxies
independent auditors of the Company for the fiscal year           are authorized to vote upon such other business as
ending December 31, 2001                                          properly may come before the meeting.

             FOR           AGAINST         ABSTAIN
                                                                           I will [ ]   will not  [ ]   be attending the meeting
             [ ]             [ ]           [ ]
                                                                                  YOU ARE REQUESTED TO COMPLETE, DATE, SIGN,
                                                                                  AND RETURN THIS PROXY PROMPTLY. ALL JOINT
                                                                                  OWNERS MUST SIGN. PERSONS SIGNING AS
                                                                                  EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                                                                  CORPORATE OFFICERS, OR IN OTHER REPRESENTATIVE
                                                                                  CAPACITIES SHOULD SO INDICATE.

                                                                                  Date:                                     2001
                                                                                  ------------------------------------,

                                                                                  Signature

                                                                                  Signature

                                           * FOLD AND DETACH HERE *